UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Alan R. Dynner

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2006

Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report December 31, 2006

EATON VANCE
TAX-MANAGED
GLOBAL
BUY-WRITE
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC")permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

Management’s Discussion of Fund Performance

Walter A. Row, CFA Eaton Vance Management

Thomas Seto Parametric Portfolio Associates LLC

David Stein, PhD Parametric Portfolio Associates LLC

Ronald M. Egalka Rampart Investment Management

The Fund

•       Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol ETW.

•       Based on share price, the Fund had a total return of 29.79% for the year ended December 31, 2006. This return resulted from an increase in share price to $20.32 on December 31, 2006, from $17.20 on December 31, 2005, and the reinvestment of $1.80 in quarterly distributions.

•       Based on net asset value (NAV), the Fund had a total return of 15.47% for the year ended December 31, 2006. That return was the result of an increase in NAV per share to $19.56 on December 31, 2006, from $18.61 on December 31, 2005, and the reinvestment of $1.80 in quarterly distributions.

•       For comparison, the CBOE S&P 500 BuyWrite Index – an unmanaged stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange – had a return of 13.33% during the same period.(1) The S&P 500 Index – a broad-based, unmanaged, market index commonly used as a measure of overall U.S. stock market performance – had a total return of 15.78% during the same period.(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) – a broad-based, unmanaged index of international stocks –  had a total return of 19.84% during the same period.(1)

•       The Fund’s Lipper peer group, Lipper Options Arbitrage/Options Strategies Funds Classification, had a total return of 13.71% at NAV during the same period.(1)

Management Discussion

•       The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing these objectives, the Fund invests in a diversified portfolio of common stocks, a segment of which, 52.7% of total investments at December 31, 2006, holds stocks of U.S. issuers (the “U.S. Segment”), and another segment of which, 47.3% of total investments at December 31, 2006, holds stocks of non-U.S. issuers (the “International Segment”), sells on a continuous basis call options on broad-based domestic stock indices and call options on broad-based foreign country or regional stock indices, and employs a number of tax-management strategies.

•       The U.S. stock market moved modestly higher through April 2006, but underwent a sharp correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. The market moved higher in mid-summer, as the Federal Reserve left rates unchanged in a series of meetings. That pause interrupted a string of 17 consecutive rate hikes dating to June 2004. The market rally gained further momentum in the fall of 2006, as energy prices continued to decline from their summer peak. Good corporate earnings and increasing merger activity generated further market momentum through the rest of the year. European markets also fared well, boosted by strong corporate profit growth and increasing merger and acquisition activity, while Japan’s market registered more modest returns amid slower consumer spending.

•       The Fund maintained a diversified portfolio of U.S. and foreign stocks. Among the Fund’s common stock holdings, its largest sector weightings at December 31, 2006, were information technology, financials, health care, consumer discretionary and industrials.

•       The Fund’s chief investment strategy seeks current earnings from option premiums. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of

(1) It is not possible to invest directly in an Index or a Lipper Classification. An index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, of changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums.

•       The implied volatility of equity index options moderated in the second half of 2006, in step with a slow but steady advance in the U.S. capital markets. This low implied volatility was designed into options modeling and strategy. Should market volatility “revert to the mean” by increasing, the higher attendant implied volatilities – and thus, higher option premiums – benefit the Fund by giving Rampart the opportunity to generate more income and/or write call options further out-of-the-money.

A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market decline (when implied volatility typically increases) – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to-the-money options after a period of market strength (when implied volatility typically decreases) – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

•       Management pursued a tax-managed strategy in order to minimize the impact of federal income taxes. The Fund used losses to offset gains, selected share lots for sale that would result in more favorable tax treatment and emphasized investments in stocks paying qualified dividend income.

Sector Weightings(1)

By total investments

(1) Reflects the Fund’s total investments as of December 31, 2006. Fund information may not be representative of the fund’s current or future investments and may change due to active management.

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	29.79%
Life of Fund (9/30/05)	15.50

Average Annual Total Returns (at net asset value)
One Year	15.47%
Life of Fund (9/30/05)	12.06

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Ten Largest Holdings(2)

By total investments

Microsoft Corp.	2.5%
Apple Computer, Inc.	1.6
Cisco Systems, Inc.	1.6
HSBC Holdings PLC	1.5
BP PLC	1.5
Exxon Mobil Corp.	1.3
Total SA	1.3
Google Inc., Class A	1.3
QUALCOMM, Inc.	1.3
General Electric Co.	1.2

(2) Ten Largest Holdings represented 15.1% of the Fund’s total investments as of December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 101.3%
Security	Shares	Value
Aerospace & Defense — 0.6%
General Dynamics Corp.	66,702	$4,959,293
Honeywell International, Inc.	152,231	6,886,930
		$11,846,223
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	84,275	$3,446,005
Deutsche Post AG	295,340	8,881,157
FedEx Corp.	28,786	3,126,735
Yamato Holdings Co., Ltd.	118,000	1,808,740
		$17,262,637
Airlines — 0.0%
Japan Airlines Corp.(1)	335,000	$595,329
		$595,329
Auto Components — 0.4%
Bridgestone Corp.	72,000	$1,604,741
Cooper Tire and Rubber Co.	33,444	478,249
Johnson Controls, Inc.	39,177	3,366,088
NGK Spark Plug Co., Ltd.	20,000	375,311
Nhk Spring Co., Ltd.	38,000	398,049
Stanley Electric Co., Ltd.	17,200	343,185
Sumitomo Rubber Industries, Inc.	25,000	322,084
Toyota Industries Corp.	9,000	412,842
		$7,300,549
Automobiles — 1.5%
DaimlerChrysler AG	221,780	$13,610,510
Harley-Davidson, Inc.	24,652	1,737,226
Honda Motor Co., Ltd.	119,200	4,698,803
Mitsubishi Motors Corp.(1)	172,000	283,635
Nissan Motor Co., Ltd.	97,600	1,176,228
Toyota Motor Corp.	89,500	5,982,426
Volkswagen AG	5,292	394,626
Volkswagen AG	21,183	2,397,660
		$30,281,114

Security	Shares	Value
Beverages — 0.9%
Brown-Forman Corp., Class B	9,015	$597,154
Carlsberg A/S	16,803	1,662,653
Heineken NV	30,199	1,433,327
Ito En, Ltd.	16,600	505,362
Kirin Brewery Company, Ltd.	68,000	1,067,111
Molson Coors Brewing Co., Class B	8,253	630,859
Pepsi Bottling Group, Inc.	19,042	588,588
PepsiCo, Inc.	140,963	8,817,236
Pernod-Ricard SA	7,339	1,680,743
Sapporo Holdings, Ltd.	153,000	870,757
Scottish & Newcastle PLC	35,190	384,602
Takara Holdings, Inc.	137,000	880,809
		$19,119,201
Biotechnology — 2.4%
Amgen, Inc.(1)	302,879	$20,689,664
Biogen Idec, Inc. (1)	204,749	10,071,603
CV Therapeutics, Inc.(1)	50,000	698,000
Genzyme Corp.(1)	17,735	1,092,121
Gilead Sciences, Inc.(1)	219,532	14,254,213
Martek Biosciences Corp.(1)	12,388	289,136
Regeneron Pharmaceuticals, Inc.(1)	124,547	2,499,658
		$49,594,395
Building Products — 0.2%
Asahi Glass Co., Ltd.	160,000	$1,915,020
JS Group Corp.	25,600	537,668
Masco Corp.	17,357	518,454
Sanwa Shutter Corp.	78,000	459,743
		$3,430,885
Capital Markets — 2.4%
Bank of New York Co., Inc.	134,492	$5,294,950
Charles Schwab Corp.	43,252	836,494
E*Trade Financial Corp.(1)	31,960	716,543
Federated Investors, Inc., Class B	15,936	538,318
Franklin Resources, Inc.	66,123	7,284,771
Goldman Sachs Group, Inc.	7,200	1,435,320
Matsui Securities Co., Ltd.	29,700	225,130
Merrill Lynch & Co., Inc.	85,000	7,913,500
Mitsubishi UFJ Securities Co., Ltd.	36,000	399,861
Nikko Cordial Corp.	81,000	927,745

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Capital Markets (continued)
Nomura Holdings, Inc.	89,400	$1,684,386
UBS AG	373,582	22,567,583
		$49,824,601
Chemicals — 1.5%
Air Products and Chemicals, Inc.	9,559	$671,807
BASF AG	137,761	13,377,067
Daicel Chemical Industries, Ltd.	62,000	437,031
Dainippon Ink and Chemicals, Inc.	120,000	467,150
Dow Chemical Co.	73,566	2,938,226
E.I. du Pont de Nemours and Co.	19,328	941,467
Eastman Chemical Co.	11,375	674,651
Ecolab, Inc.	16,822	760,354
Mitsubishi Chemical Holdings Corp.	35,000	220,111
Mitsubishi Gas Chem Co.	43,000	449,338
Nippon Kayaku Co., Ltd.	184,000	1,467,892
Nissan Chemical Industries, Ltd.	87,000	1,078,467
Nitto Denko Corp.	5,600	279,390
Rohm & Haas Co.	12,829	655,818
Shin-Etsu Chemical Co., Ltd.	71,400	4,760,046
Sumitomo Bakelite Co., Ltd.	39,000	269,013
Taiyo Nippon Sanso Corp.	72,000	645,783
Teijin, Ltd.	179,000	1,100,682
Tokuyama Soda Co. Ltd.	21,000	317,984
Zeon Corp.	24,000	258,606
		$31,770,883
Commercial Banks — 8.9%
ABN AMRO Holdings NV	422,512	$13,530,835
Banco Popular Espanol SA	81,170	1,466,875
Banco Santander Central Hispano SA	1,149,698	21,385,987
Bank of Fukuoka, Ltd.	32,000	232,484
Bank of Yokohama, Ltd.	113,000	881,419
Barclays PLC	1,274,463	18,189,023
Bayerische Hypo und Vereinsb Foreign	22,398	972,263
BNP Paribas SA	158,748	17,251,670
Comerica, Inc.	8,894	521,900
Commerzbank AG	48,772	1,842,320
DNB NOR ASA	105,036	1,488,372
First Horizon National Corp.	14,106	589,349
HSBC Holdings PLC	1,782,708	32,431,221
Huntington Bancshares, Inc.	22,759	540,526

Security	Shares	Value
Commercial Banks (continued)
Joyo Bank, Ltd.	37,000	$203,925
KeyCorp	16,538	628,940
Lloyds TSB Group PLC	910,946	10,236,094
Marshall & Ilsley Corp.	36,714	1,766,311
Mizuho Financial Group, Inc.	81	577,043
Mizuho Trust & Banking Co., Ltd.	155,000	342,506
National City Corp.	168,516	6,160,945
Placer Sierra Bancshares	7,177	170,597
Regions Financial Corp.	16,786	627,796
Royal Bank of Scotland Group PLC	471,202	18,330,537
Sanpaolo IMI SPA	389,520	9,029,871
Societe Generale	99,169	16,758,701
Sterling Bancorp	25,916	510,545
Sumitomo Mitsui Financial Group, Inc.	105	1,073,692
Sumitomo Trust and Banking Co., Ltd.	191,000	1,997,331
Synovus Financial Corp.	19,321	595,666
Wells Fargo & Co.	104,600	3,719,576
		$184,054,320
Commercial Services & Supplies — 1.0%
Adecco SA	28,437	$1,934,673
Avery Dennison Corp.	10,114	687,044
Cintas Corp.	136,477	5,419,502
Dai Nippon Printing Co., Ltd.	98,000	1,509,015
Donnelley (R.R) & Sons Co.	73,912	2,626,832
Equifax, Inc.	15,217	617,810
Experian Group, Ltd.(1)	49,527	579,720
Half (Robert) International, Inc.	15,815	587,053
PARK24 Co., Ltd.	21,200	270,695
Pitney Bowes, Inc.	36,173	1,670,831
Resources Connection, Inc.(1)	44,239	1,408,570
SECOM Co., Ltd.	71,000	3,671,360
Suez SA STRIP VVPR(1)	53,996	712
Waste Management, Inc.	18,690	687,231
		$21,671,048
Communications Equipment — 4.4%
Cisco Systems, Inc.(1)	1,227,684	$33,552,604
Corning, Inc.(1)	179,244	3,353,655
Harris Corp.	47,813	2,192,704
Motorola, Inc.	149,639	3,076,578
Nokia Oyi ADR	590,865	11,986,028

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Communications Equipment (continued)
QUALCOMM, Inc.	729,121	$27,553,483
Telefonaktiebolaget LM Ericsson	2,407,117	9,683,579
		$91,398,631
Computer Peripherals — 3.9%
Apple Computer, Inc.(1)	403,293	$34,215,378
Dell, Inc.(1)	368,613	9,248,500
Diebold, Inc.	18,729	872,771
EMC Corp.(1)	279,905	3,694,746
Fujitsu, Ltd.	200,000	1,565,122
Hewlett-Packard Co.	207,871	8,562,207
International Business Machines Corp.	137,282	13,336,946
McDATA Corp., Class A(1)	101,887	565,473
Palm, Inc.(1)	69,717	982,313
SanDisk Corp.(1)	93,871	4,039,269
Seagate Technology	129,847	3,440,946
Toshiba Corp.	191,000	1,239,595
		$81,763,266
Construction & Engineering — 0.2%
Chiyoda Corp.	67,000	$1,308,131
Fluor Corp.	8,474	691,902
JGC Corp.	64,000	1,096,703
Kajima Corp.	151,000	660,292
Nishimatsu Construction Co., Ltd.	97,000	319,474
		$4,076,502
Construction Materials — 0.1%
Holcim, Ltd.	118	$10,772
Sumitomo Osaka Cement Co., Ltd.	337,000	1,100,277
Vulcan Materials Co.	7,353	660,814
		$1,771,863
Consumer Finance — 0.3%
Capital One Financial Corp.	58,324	$4,480,450
Credit Saison Co., Ltd.	41,400	1,420,346
Orix Corp.	1,460	422,856
UFJ NICOS Co., Ltd.	59,000	226,312
		$6,549,964

Security	Shares	Value
Containers & Packaging — 0.2%
Bemis Co., Inc.	21,337	$725,031
Temple-Inland, Inc.	28,051	1,291,188
Toyo Seikan Kaisha, Ltd.	71,300	1,178,089
		$3,194,308
Distributors — 0.0%
Genuine Parts Co.	12,278	$582,346
		$582,346
Diversified Consumer Services — 0.2%
H&R Block, Inc.	190,927	$4,398,958
		$4,398,958
Diversified Financial Services — 3.7%
Bank of America Corp.	301,765	$16,111,233
Chicago Mercantile Exchange Holdings, Inc.	7,160	3,649,810
CITGroup, Inc.	27,153	1,514,323
Citigroup, Inc.	379,082	21,114,867
Euronext NV	14,197	1,670,418
Fortis	212,310	9,027,534
ING Groep NV	336,261	14,843,064
JPMorgan Chase & Co.	99,789	4,819,809
Moody's Corp.	59,015	4,075,576
		$76,826,634
Diversified Telecommunication Services — 2.9%
AT&T Corp.	151,129	$5,402,862
Citizens Communications Co.	462,437	6,645,220
Deutsche Telekom AG	455,114	8,262,960
Embarq Corp.	13,779	724,224
France Telecom SA	142,623	3,930,828
Telecom Italia SPA	2,484,354	6,284,738
Telefonica SA	936,051	19,852,017
Verizon Communications, Inc.	246,478	9,178,841
		$60,281,690
Electric Utilities — 1.7%
E.ON AG	54,239	$7,316,931
Enel SPA	1,205,625	12,412,558
Fortum Oyj	49,786	1,412,448
Kyushu Electric Power Co., Inc.	13,400	352,927

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities (continued)
PPL Corp.	44,342	$1,589,217
Progress Energy, Inc.	103,600	5,084,688
Scottish and Southern Energy PLC	78,146	2,372,170
Scottish Power PLC	126,774	1,852,982
Tokyo Electric Power Co., Inc.	57,300	1,848,822
Union Fenosa SA	20,612	1,017,195
		$35,259,938
Electrical Equipment — 1.1%
ABB Ltd.	411,129	$7,349,049
Cooper Industries, Ltd., Class A	41,187	3,724,540
Emerson Electric Co.	193,032	8,506,920
Fuji Electric Holdings Co., Ltd.	217,000	1,173,162
Fujikura, Ltd.	105,000	921,891
Hitachi Cable, Ltd.	52,000	291,605
Ushio, Inc.	10,900	223,517
		$22,190,684
Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(1)	73,937	$2,576,704
Anritsu Corp.	33,000	189,354
Dainippon Screen Mfg. Co. Ltd. Foreign	52,000	465,767
Hoya Corp.	11,700	455,455
Kyocera Corp.	74,600	7,043,258
Mabuchi Motor Co., Ltd.	7,700	456,917
Murata Manufacturing Co., Ltd.	6,400	431,299
Omron Corp.	11,800	333,422
TDK Corp.	66,700	5,304,008
		$17,256,184
Energy Equipment & Services — 0.5%
BJ Services Co.	14,856	$435,578
Halliburton Co.	182,089	5,653,863
National-Oilwell Varco, Inc.(1)	7,944	486,014
Transocean, Inc.(1)	56,851	4,598,677
		$11,174,132
Food & Staples Retailing — 1.7%
Alliance Boots PLC	69,504	$1,137,227
Circle K Sunkus Co., Ltd.	16,500	292,410
CVS Corp.	208,079	6,431,722
Familymart Co., Ltd.	10,600	287,784

Security	Shares	Value
Food & Staples Retailing (continued)
Koninklijke Ahold NV(1)	153,410	$1,625,705
Lawson, Inc.	10,800	385,924
Matsumotokiyoshi Co., Ltd.	10,300	228,072
Metro AG	28,658	1,820,786
Seven and I Holdings Co., Ltd.	94,200	2,925,463
SUPERVALU, Inc.	17,345	620,084
Sysco Corp.	100,301	3,687,065
UNY Co., Ltd.	21,000	273,490
Walgreen Co.	92,732	4,255,471
Wal-Mart Stores, Inc.	249,063	11,501,729
		$35,472,932
Food Products — 2.1%
Campbell Soup Co.	17,968	$698,776
ConAgra Foods, Inc.	77,043	2,080,161
H.J. Heinz Co.	14,987	674,565
Hershey Co.	9,378	467,024
Kellogg Co.	11,886	595,013
Meiji Seika Kaisha, Ltd.	266,000	1,270,032
Morinaga & Co., Ltd.	492,000	1,181,181
Nestle SA	64,298	22,765,858
Nissin Food Products Co., Ltd.	11,700	432,813
Sara Lee Corp.	32,588	554,974
Tate & Lyle PLC	78,459	1,178,217
Toyo Suisan Kaisha, Ltd.	15,000	239,986
Unilever NV	402,049	10,952,065
		$43,090,665
Gas Utilities — 0.2%
Gas Natural SDG SA	45,614	$1,799,185
Nicor, Inc.	12,565	588,042
Peoples Energy Corp.	13,340	594,564
Snam Rete Gas S.p.A	260,064	1,471,946
		$4,453,737
Health Care Equipment & Supplies — 1.0%
C.R. Bard, Inc.	7,942	$658,948
Gen-Probe, Inc.(1)	23,579	1,234,832
Hospira, Inc.(1)	13,029	437,514
Immucor, Inc.(1)	58,135	1,699,286
Intuitive Surgical, Inc.(1)	37,629	3,608,621
LifeCell Corp.(1)	61,774	1,491,224

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic, Inc.	134,465	$7,195,222
Olympus Corp.	67,000	2,100,113
St. Jude Medical, Inc.(1)	13,530	494,657
Terumo Corp.	55,000	2,154,163
		$21,074,580
Health Care Providers & Services — 0.9%
Caremark Rx, Inc.	39,458	$2,253,446
Coventry Health Care, Inc.(1)	42,975	2,150,899
Genesis HealthCare Corp.(1)	11,462	541,350
Health Management Associates, Inc., Class A	24,182	510,482
Humana, Inc.(1)	35,364	1,955,983
Manor Care, Inc.	22,330	1,047,724
McKesson Corp.	125,474	6,361,532
Quest Diagnostics, Inc.	19,560	1,036,680
Unitedhealth Group	42,000	2,256,660
		$18,114,756
Health Care Technology — 0.0%
IMS Health, Inc.	20,213	$555,453
		$555,453
Hotels, Restaurants & Leisure — 1.6%
Accor SA	26,214	$2,024,873
Carnival Corp.	126,018	6,181,183
Harrah's Entertainment, Inc.	90,811	7,511,886
Six Flags, Inc.(1)	43,632	228,632
Starbucks Corp.(1)	230,561	8,166,471
Starwood Hotels & Resorts Worldwide, Inc.	54,114	3,382,125
Wyndham Worldwide Corp.(1)	25,207	807,128
Yum! Brands, Inc.	78,857	4,636,792
		$32,939,090
Household Durables — 1.1%
D.R. Horton, Inc.	65,363	$1,731,466
Daito Trust Construction Co., Ltd.	9,200	421,818
Fortune Brands, Inc.	36,182	3,089,581
Garmin, Ltd.	53,606	2,983,710
Makita Corp.	13,500	413,248
Pioneer Corp.	89,500	1,223,719
Sekisui House, Ltd.	174,000	2,523,868
Sharp Corp.	86,000	1,476,829

Security	Shares	Value
Household Durables (continued)
Snap-On, Inc.	15,120	$720,317
Sony Corp.	68,300	2,921,282
Stanley Works	48,688	2,448,520
Thomson	61,843	1,206,648
Whirlpool Corp.	7,584	629,624
		$21,790,630
Household Products — 0.8%
Kao Corp.	124,000	$3,332,757
Procter & Gamble Co.	196,035	12,599,169
		$15,931,926
Independent Power Producers & Energy Traders — 0.3%
TXU Corp.	125,893	$6,824,660
		$6,824,660
Industrial Conglomerates — 2.6%
3M Co.	81,121	$6,321,760
General Electric Co.	673,171	25,048,693
Hankyu Hanshin Holdings, Inc.	71,000	403,134
Siemens AG	171,864	16,848,914
Tyco International, Ltd.	150,105	4,563,192
		$53,185,693
Insurance — 4.5%
ACE, Ltd.	78,172	$4,734,878
AFLAC, Inc.	68,355	3,144,330
Alleanza Asicurazioni SPA	121,297	1,614,462
Allstate Corp.	87,349	5,687,293
American International Group, Inc.	169,786	12,166,865
AON Corp.	190,061	6,716,756
AXA SA	428,404	17,251,306
Cincinnati Financial Corp.	12,917	585,269
CNP Assurances	9,407	1,046,177
Corporacion Mapfre S.A.	246,590	1,109,792
Fondiaria - Sai S.p.A	22,751	1,084,201
Lincoln National Corp.	19,628	1,303,299
Marsh & McLennan Cos., Inc.	83,242	2,552,200
Muenchener Rueckversicherungs-Gesellschaft AG	64,144	10,991,546
Prudential Financial, Inc.	32,559	2,795,516
Prudential PLC	723,059	9,874,371
Resolution PLC	96,239	1,206,148

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance (continued)
Sompo Japan Insurance, Inc.	91,000	$1,107,099
Storebrand ASA	141,807	1,798,131
T & D Holdings, Inc.	17,500	1,153,876
Trygvesta AS	22,648	1,722,138
Willis Group Holdings, Ltd.	9,036	358,820
XL Capital, Ltd., Class A	59,414	4,278,996
		$94,283,469
Internet & Catalog Retail — 0.5%
IAC/InterActiveCorp(1)	273,397	$10,159,433
		$10,159,433
Internet Software & Services — 2.8%
Akamai Technologies, Inc.(1)	81,879	$4,349,412
eAccess, Ltd.	454	255,297
eBay, Inc.(1)	417,326	12,548,993
Google, Inc., Class A(1)	60,763	27,980,146
VeriSign, Inc.(1)	146,768	3,529,770
Yahoo!, Inc.(1)	390,180	9,965,197
		$58,628,815
IT Services — 0.6%
CSK Holdings Corp.	55,800	$2,374,607
Electronic Data Systems Corp.	26,776	737,679
Itochu Techno-Science Corp.	4,400	233,627
Kanbay International, Inc.(1)	27,846	801,129
MoneyGram International, Inc.	25,276	792,655
Nomura Research Institute, Ltd.	2,800	405,178
NTT Data Corp.	717	3,584,926
Obic Co., Ltd.	1,570	324,977
Satyam Computer Services, Ltd. ADR	171,090	4,107,871
		$13,362,649
Leisure Equipment & Products — 0.3%
Eastman Kodak Co.	20,370	$525,546
Fuji Photo Film Co., Ltd.	46,800	1,925,177
Hasbro, Inc.	26,234	714,877
Mattel, Inc.	31,709	718,526
Namco Bandai Holdings, Inc.	22,900	336,369
Nikon Corp.	95,000	2,079,768
Sankyo Co., Ltd.	4,500	248,107
Sega Sammy Holdings, Inc.	10,700	287,273
		$6,835,643

Security	Shares	Value
Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	27,425	$609,658
Thermo Fisher Scientific, Inc.(1)	25,584	1,158,699
		$1,768,357
Machinery — 1.4%
Amada Co., Ltd.	38,000	$401,824
Amano Corp.	26,000	325,559
Danaher Corp.	1,373	99,460
Deere & Co.	62,864	5,976,480
Dover Corp.	13,219	647,995
Eaton Corp.	46,216	3,472,670
Ebara Corp.	337,000	1,288,150
Fanuc, Ltd.	71,900	7,047,509
Illinois Tool Works, Inc.	13,282	613,496
Japan Steel Works, Ltd.	118,000	920,446
Kawasaki Heavy Industries, Ltd.	209,000	781,880
Komatsu, Ltd.	93,000	1,879,938
Kurita Water Industries, Ltd.	14,700	316,662
Minebea Co., Ltd.	226,000	1,573,990
NSK, Ltd.	151,000	1,485,655
Pall Corp.	19,443	671,756
Parker Hannifin Corp.	8,874	682,233
Vallourec SA	4,292	1,239,016
		$29,424,719
Marine — 0.1%
Nippon Yusen KK	175,000	$1,278,158
		$1,278,158
Media — 2.5%
CBS Corp., Class B	87,263	$2,720,860
Comcast Corp., Class A(1)	350,863	14,852,031
Dow Jones & Co., Inc.	55,771	2,119,298
Fuji Television Network, Inc.	216	491,911
Idearc, Inc.(1)	12,323	353,054
McGraw-Hill Cos., Inc.	67,277	4,576,182
Mediaset SPA	92,167	1,090,355
Meredith Corp.	10,553	594,662
NTL, Inc.	135,057	3,408,839
Omnicom Group, Inc.	41,321	4,319,697
TiVo, Inc.(1)	242,835	1,243,315
Tribune Co.	62,000	1,908,360

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media (continued)
Univision Communications, Inc., Class A(1)	17,751	$628,740
Viacom, Inc., Class B(1)	87,263	3,580,401
Walt Disney Co.	214,837	7,362,464
Wolters Kluwer NV	38,299	1,097,554
XM Satellite Radio Holdings, Inc., Class A(1)	169,572	2,450,315
		$52,798,038
Metals & Mining — 2.1%
Alcan, Inc. ADR	41,646	$2,029,826
Alcoa, Inc.	49,548	1,486,935
Anglo American PLC	170,022	8,270,988
Boliden AB	68,066	1,735,699
Companhia Vale do Rio Doce ADR	108,078	3,214,240
Dowa Mining Co., Ltd.	146,000	1,249,082
Freeport-McMoRan Copper & Gold, Inc., Class B	72,782	4,056,141
Mitsui Mining & Smelting Co., Ltd.	45,000	225,095
Mittal Steel Co. NV	165,865	6,984,027
Nucor Corp.	23,800	1,300,908
Rio Tinto PLC	164,961	8,738,589
Sumitomo Metal Industries, Ltd.	302,000	1,309,549
Sumitomo Metal Mining Co., Ltd.	98,000	1,255,336
Sumitomo Titanium Corp.	2,900	323,328
Toho Titanium	7,200	377,598
Toho Zinc Co., Ltd.	29,000	275,310
		$42,832,651
Multiline Retail — 1.2%
Dollar General Corp.	151,116	$2,426,923
Federated Department Stores, Inc.	151,948	5,793,777
Hankyu Department Stores	42,000	349,170
Karstadtquelle AG (1)	39,659	1,141,568
Marks & Spencer Group PLC	115,676	1,620,381
Nordstrom, Inc.	42,995	2,121,373
PPR SA	12,595	1,875,934
Ryohin Keikaku Co., Ltd.	3,600	275,133
Sears Holdings Corp.(1)	59,333	9,963,791
The Daimaru, Inc.	20,000	270,954
		$25,839,004

Security	Shares	Value
Multi-Utilities — 1.1%
Ameren Corp.	72,149	$3,876,566
Centrica PLC	281,371	1,946,276
KeySpan Corp.	14,259	587,186
NiSource, Inc.	161,910	3,902,031
PG&E Corp.	9,132	432,218
Public Service Enterprise Group, Inc.	56,822	3,771,844
Serco Group PLC	144,136	1,074,752
Suez SA	52,258	2,707,002
TECO Energy, Inc.	30,971	533,630
United Utilities PLC	115,769	1,765,236
Veolia Environnement	31,200	2,376,918
		$22,973,659
Office Electronics — 0.3%
Canon, Inc.	96,300	$5,414,880
Xerox Corp.(1)	38,686	655,728
		$6,070,608
Oil, Gas & Consumable Fuels — 7.9%
BP PLC	2,808,438	$31,303,830
Chevron Corp.	86,537	6,363,066
ConocoPhillips	144,488	10,395,912
El Paso Corp.	56,715	866,605
ENI SPA	407,272	13,684,174
Exxon Mobil Corp.	367,880	28,190,644
Frontline, Ltd.	1,075	34,634
Hugoton Royalty Trust	717	17,638
Murphy Oil Corp.	10,642	541,146
Nippon Mining Holdings, Inc.	33,000	236,861
Parallel Petroleum Corp.(1)	128,392	2,255,847
Royal Dutch Shell PLC, Class A	527,896	18,398,572
Royal Dutch Shell PLC, Class B	383,980	13,419,308
Showa Shell Sekiyu KK	119,900	1,340,228
Sunoco, Inc.	15,302	954,233
TonenGeneral Sekiyu KK	42,000	415,207
Total SA	392,130	28,186,840
Williams Cos., Inc.	283,854	7,414,266
		$164,019,011

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Paper and Forest Products — 0.2%
International Paper Co.	50,046	$1,706,569
Nippon Paper Group, Inc.	190	714,598
OJI Paper Co., Ltd.	164,000	867,757
		$3,288,924
Personal Products — 0.2%
Alberto-Culver Co.	11,849	$254,161
Beiersdorf AG	28,716	1,854,749
Herbalife, Ltd.(1)	21,454	861,593
Oriflame Cosmetics SA	32,734	1,344,519
		$4,315,022
Pharmaceuticals — 7.0%
Abbott Laboratories	212,635	$10,357,451
Allergan, Inc.	20,957	2,509,391
Astellas Pharma, Inc.	67,800	3,069,508
AstraZeneca PLC	200,545	10,742,933
Bristol-Myers Squibb Co.	330,336	8,694,444
Chugai Pharmaceuticals Co., Ltd.	70,000	1,439,328
Cypress Bioscience, Inc.(1)	25,169	195,060
Daiichi Sankyo Co., Ltd.	66,600	2,074,894
Eisai Co., Ltd.	85,900	4,712,995
Eli Lilly & Co.	28,000	1,458,800
GlaxoSmithKline PLC	920,920	24,229,062
Johnson & Johnson Co.	144,723	9,554,612
Novartis AG	206,358	11,833,129
Pfizer, Inc.	607,609	15,737,073
Roche Holding AG	95,218	17,005,090
Sanofi-Synthelabo SA	161,738	14,896,595
Santen Pharmaceutical Co., Ltd.	18,900	530,990
Takeda Pharmaceutical Co., Ltd.	81,900	5,606,034
Tanabe Seiyaku Co., Ltd.	28,000	365,692
Valeant Pharmaceuticals International	50,787	875,568
		$145,888,649
Real Estate Investment Trusts (REITs) — 0.3%
Host Hotels & Resorts, Inc.	33,128	$813,292
Japan Real Estate Investment Corp.	50	536,660
Japan Retail Fund Investment Corp.	50	406,841
Nippon Building Fund, Inc.	56	742,738
Simon Property Group, Inc.	35,779	3,624,055
		$6,123,586

Security	Shares	Value
Real Estate Management & Development — 0.3%
Heiwa Real Estate Co., Ltd.	219,000	$1,236,467
LEOPALACE21 Corp.	8,200	261,608
Mitsubishi Estate Co., Ltd.	89,000	2,296,809
NTT Urban Development Corp.	170	328,179
Realogy Corp.(1)	31,509	955,353
Tokyo Tatemono Co., Ltd.	19,000	211,022
Tokyu Land Corp.	89,000	835,921
		$6,125,359
Road & Rail — 0.3%
Avis Budget Group, Inc.	12,603	$273,359
CSX Corp.	48,354	1,664,828
East Japan Railway Co.	50	332,873
Kinetsu Corp.	91,000	264,631
Norfolk Southern Corp.	41,055	2,064,656
Tobu Railway Co., Ltd.	154,000	742,783
		$5,343,130
Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.(1)	22,060	$448,921
Advantest Corp.	128,800	7,374,490
Analog Devices, Inc.	33,409	1,098,154
Applied Materials, Inc.	498,564	9,198,506
Atheros Communications, Inc.(1)	66,024	1,407,632
Elpida Memory, Inc. (1)	9,200	504,631
Intel Corp.	1,233,219	24,972,685
Intersil Corp., Class A	40,863	977,443
KLA-Tencor Corp.	154,838	7,703,191
LSI Logic Corp.(1)	56,168	505,512
Marvell Technology Group, Ltd.(1)	247,820	4,755,666
Maxim Integrated Products, Inc.	301,951	9,245,740
MEMC Electronic Materials, Inc.(1)	74,411	2,912,447
Microchip Technology, Inc.	56,000	1,831,200
Micron Technology, Inc.(1)	80,894	1,129,280
OC Oerlikon Corp. AG(1)	4,069	2,002,269
ROHM Co., Ltd.	2,400	238,465
Silicon Image, Inc.(1)	108,396	1,378,797
STMicroelectronics NV	100,381	1,847,010
Teradyne, Inc.(1)	63,431	948,928
Tessera Technologies, Inc.(1)	26,615	1,073,649
Tokyo Electron, Ltd.	67,300	5,286,991
Veeco Instruments, Inc.(1)	23,763	445,081

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Verigy, Ltd.(1)	9,052	$160,673
		$87,447,361
Software — 4.7%
Autodesk Inc.(1)	101,343	$4,100,338
CA, Inc.	43,249	979,590
Compuware Corp.(1)	58,560	487,805
Electronic Arts, Inc.(1)	118,496	5,967,459
Konami Corp.	85,700	2,589,243
Microsoft Corp.	1,734,000	51,777,240
NAVTEQ(1)	64,478	2,254,796
Nintendo Co., Ltd.	1,600	413,700
Oracle Corp.(1)	845,520	14,492,213
Oracle Corp.	10,800	499,095
Symantec Corp.(1)	598,288	12,474,305
Trend Micro, Inc.(1)	70,000	2,050,808
		$98,086,592
Specialty Retail — 1.2%
Abercrombie & Fitch Co., Class A	30,198	$2,102,687
Aoyama Trading Co., Ltd.	9,600	287,628
Bed Bath and Beyond, Inc.(1)	167,745	6,391,085
Best Buy Co., Inc.	74,789	3,678,871
Big 5 Sporting Goods Corp.	19,174	468,229
Fast Retailing Co., Ltd.	65,600	6,241,824
Inditex SA	39,946	2,146,544
Office Depot, Inc.(1)	17,560	670,265
Shimamura Co., Ltd.	2,400	274,631
Tiffany & Co.	13,839	543,042
TJX Companies, Inc.	25,596	728,974
Yamada Denki Co., Ltd.	4,300	364,530
		$23,898,310
Textiles, Apparel & Luxury Goods — 0.5%
Asics Corp.	22,000	$275,609
Coach, Inc.(1)	37,247	1,600,131
Compagnie Financiere Richemont AG, Class A	33,833	1,960,033
Hanesbrands, Inc.(1)	4,073	96,204
Nike, Inc., Class B	33,075	3,275,417
Onward Kashiyama Company, Ltd.	24,000	305,574
Swatch Group AG, Class B	6,168	1,356,545

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Toyobo Co., Ltd.	298,000	$898,214
Unitika, Ltd.	158,000	199,753
		$9,967,480
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp.	19,114	$811,389
Fannie Mae	68,964	4,095,772
PFF Bancorp, Inc.	52,597	1,815,122
Washington Mutual, Inc.	21,787	991,091
		$7,713,374
Tobacco — 1.2%
Altadis SA	29,497	$1,539,393
Altria Group, Inc.	127,887	10,975,262
Gallaher Group PLC	87,651	1,970,258
Imperial Tobacco Group PLC	46,553	1,831,472
Reynolds American, Inc.	73,886	4,837,316
Swedish Match AB	64,387	1,202,772
UST, Inc.	28,896	1,681,747
		$24,038,220
Trading Companies & Distributors — 0.3%
ITOCHU Corp.	70,000	$573,071
Marubeni Corp.	49,000	247,944
Mitsui and Co., Ltd.	180,000	2,693,703
Toyota Tsusho Corp.	59,791	1,597,523
WW Grainger, Inc.	8,452	591,133
		$5,703,374
Transportation Infrastructure — 0.1%
Societe des Autoroutes Paris-Rhin-Rhone	19,885	$1,583,883
		$1,583,883
Water Utilities — 0.1%
Kelda Group PLC	87,371	$1,579,109
Severn Trent PLC	34,758	999,503
		$2,578,612

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

PORTFOLIO OF INVESTMENT CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 2.0%
Alltel Corp.	97,000	$5,866,560
Bouygues SA	28,071	1,795,383
KDDI Corp.	630	4,271,447
NII Holdings, Inc.(1)	100,807	6,496,003
NTT DoCoMo, Inc.	148	233,890
Softbank Corp.	198,300	3,836,958
Vodafone Group PLC	7,254,451	20,025,879
		$42,526,120
Total Common Stocks (identified cost $1,843,658,058)		$2,101,812,617
Total Investments — 101.3% (identified cost $1,843,658,058)		$2,101,812,617
Covered Call Options Written — (1.2%)

Type of Contract	Number of Contracts	Premiums Received	Value
Eurotop 100 Index, Expires 1/16/07, Strike 310	23,644	$6,343,489	$(6,637,580)
Nasdaq 100 Index, Expires 1/20/07, Strike 1,795	678	2,032,915	(711,900)
Nasdaq 100 Index, Expires 1/20/07, Strike 1,800	678	2,256,655	(637,320)
Nasdaq 100 Index, Expires 1/20/07, Strike 1,825	869	2,431,897	(347,600)
Nasdaq 100 Index, Expires 1/20/07, Strike 1,830	340	897,056	(105,400)
Nikkei Index, Expires 1/20/07, Strike 16,500	1,511,282	2,971,785	(9,359,749)
S&P 500 Index, Expires 01/20/07, Strike 1,415	962	1,716,130	(1,693,120)
S&P 500 Index, Expires 01/20/07, Strike 1,420	3,392	5,709,242	(4,748,800)
S&P 500 Index, Expires 1/20/07, Strike 1,430	537	820,133	(477,930)

Total Covered Call Options Written (premiums received $25,179,302)	$(24,719,399)
Other Assets, Less Liabilities — (0.1)%	$(1,934,175)
Net Assets — 100.00%	$2,075,159,043

ADR - American Depository Receipt

(1)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	52.7%	$1,107,163,598
United Kingdom	10.8%	226,710,166
Japan	10.4%	218,766,365
France	5.5%	115,813,229
Germany	4.3%	89,713,056
Switzerland	4.2%	88,785,000
Netherlands	3.4%	72,382,577
Spain	2.4%	50,316,987
Italy	2.2%	46,672,305
Cayman Islands	1.0%	20,037,207
Bermuda	0.6%	13,436,852
Finland	0.6%	13,398,476
Sweden	0.6%	12,622,050
Belgium	0.4%	9,027,534
Other countries, less than 0.3% each	0.9%	16,967,215
	100.0%	$2,101,812,617

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $1,843,658,058)	$2,101,812,617
Cash	9,527,425
Receivable from transfer agent	4,153,487
Dividends and interest receivable	2,646,137
Tax reclaim receivable	532,072
Total assets	$2,118,671,738
Liabilities
Written options outstanding, at value (premiums received $25,179,302)	$24,719,399
Payable to affiliate for investment advisory fees	1,778,192
Payable to affiliate for Trustees' fees	7,357
Payable for forward contracts	16,708,994
Accrued expenses	298,753
Total liabilities	$43,512,695
Net assets applicable to common shares	$2,075,159,043
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 106,100,156 shares issued and outstanding	$1,061,002
Additional paid-in capital	1,844,021,458
Distributions in excess of net investment income	(5,014,512)
Distributions in excess of net realized gain (computed on the basis of identified cost)	(6,853,072)
Net unrealized appreciation (computed on the basis of identified cost)	241,944,167
Net assets applicable to common shares	$2,075,159,043
Net Asset Value Per Common Share
($2,075,159,043 ÷ 106,100,156 common shares issued and outstanding)	$19.56

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $2,527,204)	$46,727,190
Interest	586,081
Total investment income	$47,313,271
Expenses
Investment adviser fee	$20,313,031
Trustees' fees and expenses	28,375
Custodian fee	920,174
Printing and postage	226,998
Legal and accounting services	64,188
Transfer and dividend disbursing agent fees	60,455
Miscellaneous	167,583
Total expenses	$21,780,804
Deduct — Reduction of custodian fee	$1,775
Total expense reductions	$1,775
Net expenses	$21,779,029
Net investment income	$25,534,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$102,082,139
Written Options	(15,384,836)
Foreign currency and forward foreign currency exchange contract transactions	2,586,356
Net realized gain	$89,283,659
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$194,703,665
Written Options	(2,427,240)
Foreign currency and forward foreign currency exchange contract transactions	(16,660,387)
Net change in unrealized appreciation	$175,616,038
Net realized and unrealized gain	$264,899,697
Net increase in net assets from operations	$290,433,939

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
From operations — Net investment income	$25,534,242	$3,153,994
Net realized gain (loss) from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	89,283,659	(72,483,303)
Net change in unrealized appreciation (depreciation) from investments, written options, and foreign currency and forward foreign currency exchange contracts	175,616,038	66,328,129
Net increase (decrease) in net assets from operations	$290,433,939	$(3,001,180)
Distributions to common shareholders — From net investment income	$(25,488,980)	$(3,253,354)
From net realized gain	(13,275,031)	(15,338,811)
Tax return of capital	(151,519,753)	(28,952,585)
Total distributions to common shareholders	$(190,283,764)	$(47,544,750)
Capital share transactions — Proceeds from sale of common shares	$–	$2,017,915,000 (2)
Reinvestment of distributions to common shareholders	8,602,480	–
Offering costs	(213,482)	(849,200)
Net increase in net assets from capital share transactions	$8,388,998	$2,017,065,800
Net increase in net assets	$108,539,173	$1,966,519,870
Net Assets Applicable to Common Shares
At beginning of year	$1,966,619,870	$100,000
At end of year	$2,075,159,043	$1,966,619,870
Distributions in excess of net investment income included in net assets applicable to common shares
At end of year	$(5,014,512)	$(45,262)

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $95,085,000.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended December 31,
	2006(1)	2005(1)(2)
Net asset value — Beginning of year	$18.610	$19.100	(3)
Income (loss) from operations
Net investment income	$0.242	$0.031	†
Net realized and unrealized gain (loss)	2.510	(0.063)
Total income (loss) from operations	$2.752	$(0.032)
Less distributions to common shareholders
From net investment income	$(0.241)	$(0.031)
From net realized gain	(0.126)	(0.145)
From tax return of capital	(1.433)	(0.274)
Total distributions to common shareholders	$(1.800)	$(0.450)
Offering costs charged to paid-in capital	$(0.002)	$(0.008)
Net asset value — End of period	$19.560	$18.610
Market value — End of period	$20.320	$17.200
Total Investment Return on Net Asset Value(4)	15.47%	(0.04	)%(5)
Total Investment Return on Market Value(4)	29.79%	(7.62	)%(5)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$2,075,159	$1,966,620
Ratios (As a percentage of average net assets applicable to Common Shares)
Expenses before custodian fee reduction	1.07%	1.07	%(6)†
Expenses after custodian fee reduction	1.07%	1.07	%(6)†
Net investment income	1.26%	0.64	%(6)†
Portfolio Turnover	14%	6%

†    The operating expenses of the Fund reflect a reimbursement of organization expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been changed by less than 0.005% and $0.0005, respectively.

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, September 30, 2005, to December 31, 2005.

(3)  Net Asset Value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(6)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 30, 2005. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. The Fund will seek to generate current earnings in part by employing an options strategy of writing index call options on a substantial portion of the value of the Fund's total assets under normal market conditions. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. OTC or Flex options are valued based on broker quotes. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Written Options — Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make quarterly distributions of net investment income and short-term gains in excess of long-term capital losses. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the year ended December 31, 2006 and for the period from the start of business, September 30, 2005 to December 31, 2005 was as follows:

	Year ended December 31, 2006	Period ended December 31, 2005
Distributions declared from:
Long-Term Capital Gain	$5,737,786	$8,764,442
Ordinary Income	$33,026,225	$9,827,723
Return of Capital	$151,519,753	$28,952,585

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended December 31, 2006, distributions in excess of net investment income was decreased by $159,780,272, distributions in excess of net realized gains were increased by $8,260,519, and paid-in capital was decreased by $151,519,753 primarily due to book and tax accounting. This change had no effect on the net assets or net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other temporary differences	$(11,320,062)
Unrealized appreciation	$241,396,645

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the year ended December 31, 2006, the advisory fee amounted to $20,313,031. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate, and EVM has delegated the investment management of the Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of the advisory fee for sub-advisory services provided to the Fund.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $296,819,237 and $467,778,776, respectively, for the year ended December 31, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2006, as determined on a federal income tax basis, were as follows:

Federal Income Tax Basis of Investments
Aggregate cost	$1,844,205,580
Gross unrealized appreciation	$305,358,036
Gross unrealized depreciation	(47,750,999)
Net unrealized appreciation	$257,607,037

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended December 31,2006	Period Ended December 31, 2005(1)
Sales	—	105,655,000
Issued to shareholders electing to receive payments of distributions in Fund shares	445,156	—
Net increase	445,156	105,655,000

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

December 31, 2006 is included in the Portfolio of Investments, except as follows:

Forward Foreign Currency Exchange Contracts
Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
1/18/07	Euro	United States Dollar
	140,000,000	179,040,500	$(5,699,041)
2/15/07	Euro 130,000,000	United States Dollar 164,137,650	(7,626,527)
3/15/07	Euro 135,000,000	United States Dollar 174,014,200	(4,575,302)
4/19/07	Euro 150,000,000	United States Dollar 199,900,500	1,191,876
			$(16,708,994)

Written call options activity for the year ended December 31, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	35,080	$26,345,917
Options written	4,861,474	316,924,022
Options terminated in closing purchase transactions	(3,280,170)	(295,387,264)
Options expired	(74,002)	(22,703,373)
Outstanding, end of period	1,542,382	$25,179,302

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent.

At December 31, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The net unrealized appreciation on foreign currency is $38,699.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2006, the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended and the period from the start of business, September 30, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, September 30, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the status of capital gain distributions.

Qualified Dividend Income. The Fund designates approximately $28,654,796, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 51.6% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. For the fiscal year ended December 31, 2006, the Fund paid foreign taxes of $2,527,204 and recognized foreign source income of $49,231,357.

Long-Term Capital Gains Distributions. The Fund designates $5,737,786 as long-term capital gains distribution.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2006, our records indicate that there are 61 registered shareholders and 70,000 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETW.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index and the NASDAQ 100. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (June 2005) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the period from inception (June 2005) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and Officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees' term of office is noted below. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc, "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance' affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2009. 3 years. Turstee and Vice President since 2005	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	170	Director of EVC

Benjamin C. Esty 1/2/63	Trustee	Until 2009. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2009. 3 years. Trustee and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Trustee since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Trustee since 2005	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2005	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trusee since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2005	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2005	Vice President and Director of Research and Product Development of Paramteric. Officer of 30 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM and BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2005	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York stock exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on May 22, 2006. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2652/07   CE-TMGBWOFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$32,870	$35,680

Audit-Related Fees(1)	15,000	0

Tax Fees(2)	6,405	7,650

All Other Fees(3)	0	0

Total	$54,275	$43,330

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/05	12/31/06

Registrant	$21,405	$7,650

Eaton Vance (1)	$179,500	$69,600

(1)                                  The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

EVM is investment adviser to the Fund.  EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.  In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers.  Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Biographical information about Mr. Row is provided in the table above.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio.  Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities.  Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds.  Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies.  Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	7	$9,170.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$4,571.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas Seto
Registered Investment Companies	3	$4,571.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8,174	$15,405.3	0	$0
Ronald M. Egalka
Registered Investment Companies	6	$9,166.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	378	$1,719.9	0	$0

*  In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,0000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,0000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.

In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock.  Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager’s salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)           Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)       Treasurer’s Section 302 certification.

(a)(2)(ii)      President’s Section 302 certification.

(b)               Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2007

By:	/s/ Duncan W. Richardson
Duncan W, Richardson
President

Date:	February 16, 2007